EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of American Oil & Gas, Inc. (the “Company”) on Form 10-KSB/A for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-KSB/A”), I, Patrick D. O’Brien, Chief Executive Officer of the Company, hereby certify to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Form 10-KSB/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
     (2) The information contained in the Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: April 2, 2007

/s/ Patrick D. O’Brien
Patrick D. O’Brien
Chief Executive Officer